UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 25, 2005
                                                        -----------------


                                  PRAXAIR, INC.
             (Exact name of registrant as specified in its charter)


DELAWARE
--------
(State or Other jurisdiction of incorporation)

1-11037                                        06-124-9050
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(Commission File Number)                       (IRS Employer Identification No.)


39 OLD RIDGEBURY ROAD, DANBURY, CT                            06810-5113
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(Address of principal executive offices)                      (Zip Code)


(203)837-2000
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(Registrant's telephone number, including area code)


N/A
---
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
----------------------

Praxair, Inc. has issued a press release regarding a price increase and other cost recovery actions, a copy of which is attached hereto as Exhibit (99.1) and is hereby incorporated by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PRAXAIR, INC.
                                             -------------
                                             Registrant


Date: February 25, 2005                      By: /s/ James S. Sawyer
      -----------------                          -------------------
                                                 James S. Sawyer
                                                 Senior Vice President and Chief
                                                 Financial Officer

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Exhibit Index

Exhibit (99.1): Press Release, dated February 25, 2005